Exhibit 99.1

Bowman Consulting Group Announces Fourth Quarter and Fiscal Year 2021 Financial Results

RESTON, Va.--(BUSINESS WIRE)--March 21, 2022--Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today announced results of operations for the three and twelve months ended December 31, 2021.

“We finished the year strong, generating record revenue in 2021 and ending the year with gross backlog of $167 million, up 48% year-over-year”, said Gary Bowman, Chairman and CEO of Bowman. “Consistent with our business strategy of expanding our geographic footprint, service offerings and customer base, we completed six acquisitions in the fourth quarter, bringing our total for the year to eight. Our integration process, combined with the addition of experienced team members, is creating immediate revenue synergies, and is resulting in economies of scale that we expect will positively impact our margins. We are well capitalized to continue executing on our growth initiatives and given our current pipeline of acquisition opportunities we expect to close on additional transactions this year at valuations that meet our target objectives. We remain focused on building shareholder value and delivering on our commitment to generate profitable growth.”

Financial highlights of the three months ended December 31, 2021:

  Gross revenue of $41.9 million, a year-over-year increase of 40%
  Net service billing1 of $37.8 million, a year-over-year increase of 44%
  Net loss of $0.6 million
  Adjusted EBITDA1 of $3.5 million
  Adjusted EBITDA margin, net 1 of 9.3%
  Gross backlog1 of $167 million, an increase of 20% from September 30, 2021, and 48% as compared to December 31, 2020

Financial highlights of the year ended December 31, 2021:

  Gross revenue of $150.0 million, a year-over-year increase of 23%
  Net service billing1 of $134.9 million, a year-over-year increase of 30%
  Net income of $0.3 million
  Adjusted EBITDA1 of $16.5 million, a year-over-year increase of 19%
  Adjusted EBITDA margin, net 1 of 12.2%
  Acquired revenue accounted for $11.8 million, or 8% of gross revenue

Other Business Highlights During and Subsequent to the Fourth Quarter:

  Closed on six acquisitions during Q4 2021
    Triangle Site Design in Raleigh, NC
    PCD Engineering in Denver, CO
    BTM Engineering in Louisville, KY
    Kibart in Towson, MD
    1519 Surveying in Waco, TX
    Terra Associates in Houston, TX
  Closed on the acquisition of Perry Engineering in Tucson, AZ in Q1 2022

Year-End Guidance:

The Company is increasing and narrowing its full year 2022 outlook for Net Service Billing to be in the range of $170 to $185 million and Adjusted EBITDA in the range of $23 to $27 million. This presents an increase from previous guidance of $150 to $170 million of Net Service Billing and $20 to $24 million of Adjusted EBITDA. The current outlook for 2022 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. The Company expects to continue making strategic and financially accretive acquisitions that are not yet reflected in this current outlook. Management will discuss the Company’s acquisition pipeline during its upcoming earnings call.

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1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

FY 2022 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date: March 22, 2022
Time: 9:00 a.m. Eastern Time
Hosts: Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where: http://investors.bowman.com

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 1,200 employees in more than 45 offices throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. For more information, visit bowman.com or investors.bowman.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the "safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our final prospectus Form 424B4 dated February 8, 2022, which is available on the SEC's website at sec.gov, and other documents we have filed, or may file, with the SEC. Such risks and uncertainties may be amplified by the COVID-19 pandemic and its potential impact on our business and the global economy. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures and other information about certain of these non-GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD. CONDENSED CONSOLIDATED INCOME STATEMENTS (Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2021	2020	2021	2020
Gross Contract Revenue	$41,929	$29,894	$149,970	$122,020

Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	16,527	11,384	59,416	48,152
Sub-consultants and expenses	4,149	3,546	15,116	18,360
Total contract costs	20,676	14,930	74,532	66,512

Operating Expenses:
Selling, general and administrative	20,717	12,914	69,029	51,469
Depreciation and amortization	1,865	1,325	6,371	2,277
(Gain) loss on sale	(23)	(62)	(122)	(107)
Total operating expenses	22,559	14,177	75,278	53,639

Income (loss) from operations	(1,306)	787	160	1,869

Other (income) expense	734	69	1,440	(110)
Income (loss) before tax expense	(2,040)	718	(1,280)	1,979
Income tax (benefit) expense	(1,441)	522	(1,579)	989
Net income (loss)	$(599)	$196	$299	$990

Earnings allocated to nonvested shares	-	14	56	55
Net income (loss) attributable to common shareholders	$(599)	$182	$243	$935

Earnings (loss) per share
Basic	$(0.07)	$0.04	$0.03	$0.17
Diluted	$(0.07)	$0.04	$0.03	$0.17

Weighted average shares outstanding:
Basic	9,073,424	4,893,615	7,525,206	5,399,356
Diluted	9,073,424	4,906,478	7,635,615	5,412,218

BOWMAN CONSULTING GROUP LTD. CONDENSED CONSOLIDATED BALANCE SHEETS (Amounts in thousands except per share data)

	December 31,	December 31,
	2021	2020
ASSETS
Current Assets
Cash and equivalents	20,619	386
Accounts Receivable, net	38,491	24,183
Contract assets	9,189	7,080
Notes receivable - officers, employees, affiliates, current portion	1,260	1,182
Prepaid and other current assets	4,850	2,271
Total current assets	74,409	35,102
Non-Current Assets
Property and equipment, net	20,202	15,357
Goodwill	28,471	9,179
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,218	1,297
Other intangible assets, net	12,286	1,131
Other assets	681	669
Total Assets	$138,170	$63,638

LIABILITIES AND EQUITY
Current Liabilities
Bank line of credit	-	3,481
Accounts payable and accrued liabilities, current portion	17,921	12,203
Contract liabilities	4,623	1,943
Notes payable, current portion	4,450	1,592
Deferred rent, current portion	724	619
Capital lease obligation, current portion	5,136	3,495
Total current liabilities	32,854	23,333
Non Current Liabilities
Other non-current obligations	-	1,244
Notes payable, less current portion	8,407	2,829
Deferred rent, less current portion	4,179	4,278
Capital lease obligation, less current portion	10,020	7,503
Deferred tax liability, net	4,290	6,472
Common shares subject to repurchase	7	842
Total liabilities	$59,757	$46,501

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized; 13,690,868 shares issued and 11,489,579 outstanding, and 7,840,244 shares issued and 5,744,594 outstanding, respectively	137	2
Additional paid-in-capital	120,842	58,866
Treasury Stock, at cost; 2,201,289 and 2,095,650, respectively	(17,488)	(16,022)
Stock subscription notes receivable	(277)	(609)
Accumulated deficit	(24,801)	(25,100)
Total shareholders' equity (deficit)	$78,413	$17,137
TOTAL LIABILITIES AND EQUITY	$138,170	$63,638

BOWMAN CONSULTING GROUP LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Amounts in thousands)

	For the Twelve Months Ended December 31,
	2021	2020
Cash Flows from Operating Activities:
Net Income	$299	$990
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	5,974	2,036
Amortization of intangible assets	397	241
Gain on sale of assets	(122)	(110)
Bad debt	496	3,008
Stock based compensation	8,217	5,085
Deferred taxes	(2,183)	326
Deferred rent	5	530
Changes in operating assets and liabilities
Accounts Receivable	(8,802)	1,506
Contract Assets	(387)	3,028
Prepaid expenses	(2,251)	623
Other assets	(31)	(28)
Accounts payable and accrued expenses	3,297	(520)
Contract Liabilities	(192)	(5,945)

Net cash provided by operating activities	4,717	10,770

Cash Flows from Investing Activities:
Purchases of property and equipment	(905)	(924)
Proceeds from sale of assets	127	110
Amounts advanced under loans to shareholders	(779)	(1,207)
Payments received under loans to shareholders	36	228
Amounts advanced under notes receivable	(0)	(420)
Payments received under notes receivable	-	19
Acquisitions of businesses, net of cash acquired	(20,345)	(416)
Collections under stock subscription notes receivable	332	196

Net cash used in investing activities	(21,534)	(2,414)

Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	47,104	-
Net repayments under revolving line of credit	(3,481)	(4,867)
Repayments under fixed line of credit	(722)	(485)
Borrowings under fixed line of credit	-	1,985
Repayment under notes payable	(1,084)	(1,800)
Payments on capital leases	(4,663)	(1,088)
Payment of contingent consideration from acquisitions	(2)	(106)
Payment of subsequent common stock offering costs	(75)	(920)
Payments for purchase of treasury stock	(582)	(1,261)
Proceeds from issuance of common stock	555	63

Net cash provided by (used in) financing activities	37,050	(8,479)
	.
Net increase (decrease) in cash and cash equivalents	20,233	(123)

Cash and cash equivalents, beginning of period	386	509

Cash and cash equivalents, end of period	$20,619	$386

COMBINED STATEMENT OF CASH FLOWS

	For the Twelve Months Ended December 31,
	2021	2020
Supplemental disclosures of cash flow information:

Cash paid for interest	$887	$609

Cash paid for income taxes	$1,921	$543

Non-cash investing and financing activities
Property and equipment acquired under capital lease	($8,877)	($11,370)

Settlement of redeemable common stock	$0	$36,927

Stock redemption for exercise of stock option	$139	$0

Issuance of common stock for a note receivable	$0	($533)

Stock redemption for payment of shareholder loans	$0	$1,457

Stock redemption for payment on note receivable	$0	$6,130

Issuance of notes payable for purchase of intangible asset	$0	($165)

Issuance of notes payable for acquisitions	($10,200)	$0

Issuance of notes payable for redemption of stock	$0	($900)

BOWMAN CONSULTING GROUP LTD. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2021	2020	2021	2020
Gross revenue	$41,929	$29,894	$149,970	$122,020
Less: sub-consultants and other direct expenses	4,149	3,547	15,116	18,360
Net service billing	$37,780	$26,347	$134,854	$103,660

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2021	2020	2021	2020
Net Income (loss)	$(599)	$196	$299	$990
+ interest expense	268	198	918	565
+ depreciation & Amortization	1,865	1,325	6,371	2,277
+ tax (benefit) expense	(1,441)	522	(1,579)	989
EBITDA	$93	$2,241	$6,009	$4,821
+ non-recurring operating lease rent	-	91	-	2,521
+ non-cash stock compensation	2,876	1,003	8,217	5,085
+ transaction related expenses	-	-	1,555	-
+ settlements and other non-core expenses	-	-	-	1,461
+ acquisition expenses	565	-	704	-
Adjusted EBITDA	$3,534	$3,335	$16,485	$13,888

BOWMAN CONSULTING GROUP LTD. GROSS CONTRACT REVENUE COMPOSITION (Amounts in thousands)

	For the three months ended December 31,
Consolidated Gross Revenue	2021	%CGR	2020	%CGR	Change	% Change
Building Infrastructure	$31,559	75.3%	$19,589	65.5%	$11,970	61.1%
Transportation	3,845	9.2%	4,975	16.6%	(1,130)	-22.7%
Power and Utilities	4,925	11.7%	4,375	14.6%	550	12.6%
Emerging Markets	1,600	3.8%	956	3.2%	644	67.4%
Total	$41,929	100.0%	$29,894	100.0%	$12,035	40.3%
Organic	$36,836	87.9%	$29,894	100.0%	$6,942	23.2%
Acquired	5,093	12.1%	-	0.0%	5,093	-

	For the Year ended December 31,
Consolidated Gross Revenue	2021	%CGR	2020	%CGR	Change	% Change
Building Infrastructure[1]	$105,242	70.2%	$76,873	63.0%	$28,369	36.9%
Transportation	16,537	11.0%	19,157	15.7%	(2,620)	(13.7%)
Power & Utilities	22,525	15.0%	20,377	16.7%	2,148	10.5%
Other emerging markets[2]	5,666	3.8%	5,613	4.6%	53	0.9%
Total:	$149,970	100.0%	$122,020	100.0%	$27,950	22.9%
Organic	$138,136	92.1%	$122,020	100.0%	$16,116	13.2%
Acquired	11,834	7.9%	-	0.0%	11,834	-

[1] formerly referred to as Communities, homes & buildings
[2] represents renewable energy, mining, water resources and other

BOWMAN CONSULTING GROUP LTD. GROSS BACKLOG AT DECEMBER 31, 2021

	2021	2020
Building Infrastructure	62.3%	42.7%
Transportation	19.0%	28.0%
Power & Utilities	16.2%	24.8%
Emerging Markets	2.5%	4.5%

Contacts

Investor Relations
Bruce Labovitz
ir@bowman.com
(703) 787-3403

Megan McGrath
mmcgrath@finprofiles.com
(310) 622-8248